STATE FARM MUTUAL FUND TRUST

Supplement dated March 5, 2018 to the Summary Prospectus for the State Farm Mutual Fund Trust Equity and Bond Fund for Institutional Shares dated May 1, 2017 (the “Summary Prospectus”).

Effective immediately, the following changes will be made to the Summary Prospectus:

On page 4 of the Summary Prospectus, the chart under the title “Fund Management,” “Portfolio Managers—” is deleted and replaced with the following:

Portfolio Managers—

	Name	Title	Length of Service
Bridgeway	John Montgomery	Chief Investment Officer, Portfolio Manager	Since 2008
	Elena Khoziaeva	Portfolio Manager	Since 2008
	Michael Whipple	Portfolio Manager	Since 2008
Westwood	Mark Freeman	Chief Investment Officer	Since 2008

	Matt Lockridge	Senior Vice President and Research Analyst	Since 2012
	Scott Lawson	Vice President and Senior Research Analyst	Since 2008
	Varun Singh	Senior Research Analyst	Since 2013

	Name	Title	Length of Service
SFIMC	John Malito	Assistant Vice President—State Farm Investment Management Corp.; Investment Professional—State Farm Mutual Automobile Insurance Company	Since 2016
	Lisa Rogers	Assistant Vice President—State Farm Investment Management Corp.; Investment Professional—State Farm Mutual Automobile Insurance Company	Since 2016

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Please keep it for future reference.